Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO RULE 13A-14(A) UNDER THE SECURITIES EXCHANGEACT OF 1934, AS ADOPTEDPURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David Gray, certify that:

1. I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q for the period ended June 30, 2025 of Bitcoin Depot Inc. (the “registrant”);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: September 2, 2025

By: /s/ David Gray________________________

David Gray

Chief Financial Officer

(Principal Financial and Accounting Officer)